                                                           Exhibit 10.79

            EQUIPMENT SCHEDULE NO. 08 ("EQUIPMENT SCHEDULE")
                                 TO
        MASTER LEASE AGREEMENT DATED January 23, 1997 ("LEASE")
     BETWEEN Leasing Technologies International, Inc. ("LESSOR")
              AND HelpMate Robotics Inc. ("LESSEE")

1.   EQUIPMENT:
                                        Mfr./     Purchase       Serial
     Qty       Description              Vendor    Price          Number
     ---       -----------              -----     -------        ------
      SEE EXHIBIT B ATTACHED HERETO AND MADE A PART HEREOF.

2. EQUIPMENT LOCATION: See Exhibit B attached hereto and made a part hereof.

3. INSTALLATION DATE: N/A; Equipment previously installed. If this space is not completed, the Installation Date shall be: the date which the Vendor(s) determines to be the date of installation, which, Lessee agrees, will not occur without Lessor's prior written consent or the fifth day following delivery of the Equipment to the location set forth in
     Section 2, whichever is earlier; or in the case of Equipment which is the subject of a sale and leaseback between Lessor and Lessee, the date upon which Lessor obtains title to the Equipment from Lessee (but not later than the date Lessor pays for the Equipment).

4. COMMENCEMENT DATE: May 1, 1997 . (Subject to the terms and conditions of Section 3 of the Lease, if all of the Equipment is not installed on the same date).

5.   INITIAL TERM:   32   months.

6. MONTHLY RENTAL: $ 10,528.00 . The Monthly Rental set forth in this section is conditional upon Lessor acquiring the Equipment at a purchase price of $270,000.00 based on an 8.50% Prime Interest Rate. Lessor and Lessee agree that the Monthly Rental shall be increased by $31.00 for each one-quarter of one percent (1/4 of 1%) by which the Prime Interest Rate (as stated by Citibank N.A.) increases prior to the Commencement Date, or the date Lessor has received sufficient documentation so as to finance the Lease, whichever is later. Lessee agrees that it shall confirm the amount of the rental payable hereunder after adjustment, if any, in such form as Lessor may request.

7. LESSOR'S OBLIGATIONS: Lessor's obligations under this Equipment Schedule are subject to there being no tax legislation enacted prior to the Installation Date which would have an adverse effect on the rights or anticipated benefits to Lessor or any Assignee.

8.   SECURITY DEPOSIT: $  0.00  .

                                                         Page 1 0f 2

        EQUIPMENT SCHEDULE NO. 08 ("EQUIPMENT SCHEDULE")
                             TO
      MASTER LEASE AGREEMENT DATED January 23, 1997 ("LEASE")
     BETWEEN Leasing Technologies International, Inc. ("LESSOR")
             AND HelpMate Robotics Inc. ("LESSEE")

9.   LEASE AGREEMENT: For purposes of this Equipment Schedule,
     "May 5, 1997" is substituted for "dated concurrently" in
     Section 13(b) of the Lease. All other terms, covenants and conditions set forth in the Lease remain unchanged.

LESSOR:                                        LESSEE:

Leasing Technologies International, Inc.       HelpMate Robotics Inc.

BY:/s/F. Jared Sprole                        BY:  /s/Marc D. Greenberg
  -------------------------------------         ---------------------------

NAME: F. Jared Sprole                        NAME: Marc D. Greenberg
    -----------------------------------           -------------------------

TITLE: President                            TITLE:  Assistant Treasurer
     ---------------------------------            -------------------------

DATE:  5-5-97                               DATE:
    ----------------------------------           --------------------------











This is Counterpart No. 3 of 3  executed Counterparts of this
                       --   --
Equipment Schedule. Counterpart No. 1 of this Equipment Schedule shall constitute the only original executed counterpart of this Equipment Schedule. For purposes of perfection of a security interest in chattel paper by possession under the Connecticut Uniform Commercial Code, (a) such Counterpart shall be deemed the only original counterpart of this Equipment Schedule, and transfer or possession of such Counterpart shall effect such perfection, (b) transfer or possession of no other purported Counterpart of this Equipment Schedule shall effect such perfection and (c) transfer or possession of an original counterpart of the Master Lease Agreement shall not be necessary to effect such perfection.

                         EQUIPMENT SCHEDULE NO. 08
                                   TO
              MASTER LEASE AGREEMENT DATED January 23, 1997
                                EXHIBIT A

                      STATEMENT OF CASUALTY VALUES



   Monthly           Stipulated             Monthly            Stipulated Loss
  Pmt. Made            Value*             Pmts. Made                Value*
 ----------         -----------           ----------           ----------------
     1                 120.00                 17                    88.00
     2                 118.00                 18                    86.00
     3                 116.00                 19                    84.00
     4                 114.00                 20                    82.00
     5                 112.00                 21                    80.00
     6                 110.00                 22                    78.00
     7                 108.00                 23                    76.00
     8                 106.00                 24                    74.00
     9                 104.00                 25                    72.00
    10                 102.00                 26                    70.00
    11                 100.00                 27                    68.00
    12                  98.00                 28                    66.00
    13                  96.00                 29                    64.00
    14                  94.00                 30                    62.00
    15                  92.00                 31                    60.00
    16                  90.00                 32                    58.00



* Expressed as a percentage of Lessor's original purchase price for the equipment.


LESSOR:                                              LESSEE:

Leasing Technologies International, Inc.             HelpMate Robotics Inc.

BY:/s/F. Jared Sprole                                BY:/s/Marc D. Greenberg
  --------------------------------------               -----------------------

NAME: F. Jared Sprole                                NAME:
    ------------------------------------                 ---------------------

TITLE: President                                     TITLE:
     -----------------------------------                  --------------------

DATE: 5-5-97                                         DATE:
    ------------------------------------                  --------------------

       EQUIPMENT SCHEDULE NO. 09 ("EQUIPMENT SCHEDULE")
                            TO
     MASTER LEASE AGREEMENT DATED January 23, 1997 ("LEASE")
    BETWEEN Leasing Technologies International, Inc. ("LESSOR")
             AND HelpMate Robotics Inc. ("LESSEE")

1.   EQUIPMENT:

                                      Mfr./      Purchase      Serial
     Qty       Description            Vendor     Price         Number
     ---       -----------            -----     ---------      ------

      SEE EXHIBIT B ATTACHED HERETO AND MADE A PART HEREOF.

2. EQUIPMENT LOCATION: See Exhibit B attached hereto and made a part hereof.

3. INSTALLATION DATE: N/A; Equipment previously installed. If this space is not completed, the Installation Date shall be: the date which the Vendor(s) determines to be the date of installation, which, Lessee agrees, will not occur without Lessor's prior written consent or the fifth day following delivery of the Equipment to the location set forth in
     Section 2, whichever is earlier; or in the case of Equipment which is the subject of a sale and leaseback between Lessor and Lessee, the date upon which Lessor obtains title to the Equipment from Lessee (but not later than the date Lessor pays for the Equipment).

4. COMMENCEMENT DATE: May 1, 1997 . (Subject to the terms and conditions of Section 3 of the Lease, if all of the Equipment is not installed on the same date).

5.   INITIAL TERM:   32   months.

6. MONTHLY RENTAL: $ 10,528.00 . The Monthly Rental set forth in this section is conditional upon Lessor acquiring the Equipment at a purchase price of $270,000.00 based on an 8.50% Prime Interest Rate. Lessor and Lessee agree that the Monthly Rental shall be increased by $31.00 for each one-quarter of one percent (1/4 of 1%) by which the Prime Interest Rate (as stated by Citibank N.A.) increases prior to the Commencement Date, or the date Lessor has received sufficient documentation so as to finance the Lease, whichever is later. Lessee agrees that it shall confirm the amount of the rental payable hereunder after adjustment, if any, in such form as Lessor may request.

7. LESSOR'S OBLIGATIONS: Lessor's obligations under this Equipment Schedule are subject to there being no tax legislation enacted prior to the Installation Date which would have an adverse effect on the rights or anticipated benefits to Lessor or any Assignee.

8.   SECURITY DEPOSIT: $  0.00  .

       EQUIPMENT SCHEDULE NO. 09 ("EQUIPMENT SCHEDULE")
                            TO
     MASTER LEASE AGREEMENT DATED January 23, 1997 ("LEASE")
    BETWEEN Leasing Technologies International, Inc. ("LESSOR")
            AND HelpMate Robotics Inc. ("LESSEE")

9.   LEASE AGREEMENT: For purposes of this Equipment Schedule,
     "May 7, 1997" is substituted for "dated concurrently" in
     Section 13(b) of the Lease. All other terms, covenants and conditions set forth in the Lease remain unchanged.

LESSOR:                                             LESSEE:

Leasing Technologies International, Inc.            HelpMate Robotics Inc.

BY:/s/F. Jared Sprole                               BY:/s/Marc D. Greenberg
  --------------------------------------              ------------------------

NAME: F. Jared Sprole                               NAME: Marc D. Greenberg
    ------------------------------------              ------------------------

TITLE: President                                    TITLE: Assistant Treasurer
     ----------------------------------               ------------------------

DATE: 5-5-97                                        DATE: 5-5-97
    -----------------------------------               ------------------------











This is Counterpart No. 3 of 3 executed Counterparts of this
                       --   --
Equipment Schedule. Counterpart No. 1 of this Equipment Schedule shall constitute the only original executed counterpart of this Equipment Schedule. For purposes of perfection of a security interest in chattel paper by possession under the Connecticut Uniform Commercial Code, (a) such Counterpart shall be deemed the only original counterpart of this Equipment Schedule, and transfer or possession of such Counterpart shall effect such perfection, (b) transfer or possession of no other purported Counterpart of this Equipment Schedule shall effect such perfection and (c) transfer or possession of an original counterpart of the Master Lease Agreement shall not be necessary to effect such perfection.

                         EQUIPMENT SCHEDULE NO. 09
                                   TO
              MASTER LEASE AGREEMENT DATED January 23, 1997
                                EXHIBIT A

                      STATEMENT OF CASUALTY VALUES



   Monthly           Stipulated           Monthly              Stipulated Loss
  Pmt. Made            Value*            Pmts. Made                 Value*
  ---------          ----------          ----------            ---------------
      1                120.00                17                     88.00
      2                118.00                18                     86.00
      3                116.00                19                     84.00
      4                114.00                20                     82.00
      5                112.00                21                     80.00
      6                110.00                22                     78.00
      7                108.00                23                     76.00
      8                106.00                24                     74.00
      9                104.00                25                     72.00
     10                102.00                26                     70.00
     11                100.00                27                     68.00
     12                 98.00                28                     66.00
     13                 96.00                29                     64.00
     14                 94.00                30                     62.00
     15                 92.00                31                     60.00
     16                 90.00                32                     58.00







* Expressed as a percentage of Lessor's original purchase price for the equipment.


LESSOR:                                        LESSEE:

Leasing Technologies International, Inc.       HelpMate Robotics Inc.

BY:/s/F. Jared Sprole                          BY:/s/Marc D. Greenberg
  -------------------------------------          ----------------------------

NAME: F. Jared Sprole                          NAME: Marc D. Greenberg
    -----------------------------------          ----------------------------

TITLE: President                               TITLE:
     ----------------------------------             -------------------------

DATE:  5-5-97                                  DATE: 5-5-97
    -----------------------------------             -------------------------

        EQUIPMENT SCHEDULE NO. 10 ("EQUIPMENT SCHEDULE")
                              TO
      MASTER LEASE AGREEMENT DATED January 23, 1997 ("LEASE")
     BETWEEN Leasing Technologies International, Inc. ("LESSOR")
              AND HelpMate Robotics Inc. ("LESSEE")

1.   EQUIPMENT:

                                   Mfr./     Purchase       Serial
     Qty       Description         Vendor    Price          Number
     ---       -----------         ------    --------       ------

      SEE EXHIBIT B ATTACHED HERETO AND MADE A PART HEREOF.

2. EQUIPMENT LOCATION: See Exhibit B attached hereto and made a part hereof.

3. INSTALLATION DATE: N/A; Equipment previously installed. If this space is not completed, the Installation Date shall be: the date which the Vendor(s) determines to be the date of installation, which, Lessee agrees, will not occur without Lessor's prior written consent or the fifth day following delivery of the Equipment to the location set forth in
     Section 2, whichever is earlier; or in the case of Equipment which is the subject of a sale and leaseback between Lessor and Lessee, the date upon which Lessor obtains title to the Equipment from Lessee (but not later than the date Lessor pays for the Equipment).

4. COMMENCEMENT DATE: May 1, 1997 . (Subject to the terms and conditions of Section 3 of the Lease, if all of the Equipment is not installed on the same date).

5.   INITIAL TERM:   32   months.

6. MONTHLY RENTAL: $ 10,528.00 . The Monthly Rental set forth in this section is conditional upon Lessor acquiring the Equipment at a purchase price of $270,000.00 based on an 8.50% Prime Interest Rate. Lessor and Lessee agree that the Monthly Rental shall be increased by $31.00 for each one-quarter of one percent (1/4 of 1%) by which the Prime Interest Rate (as stated by Citibank N.A.) increases prior to the Commencement Date, or the date Lessor has received sufficient documentation so as to finance the Lease, whichever is later. Lessee agrees that it shall confirm the amount of the rental payable hereunder after adjustment, if any, in such form as Lessor may request.

7. LESSOR'S OBLIGATIONS: Lessor's obligations under this Equipment Schedule are subject to there being no tax legislation enacted prior to the Installation Date which would have an adverse effect on the rights or anticipated benefits to Lessor or any Assignee.

8.   SECURITY DEPOSIT: $  0.00  .

               EQUIPMENT SCHEDULE NO. 10 ("EQUIPMENT SCHEDULE")
                                    TO
           MASTER LEASE AGREEMENT DATED January 23, 1997 ("LEASE") BETWEEN Leasing Technologies International, Inc. ("LESSOR")
                  AND HelpMate Robotics Inc. ("LESSEE")

9.   LEASE AGREEMENT: For purposes of this Equipment Schedule,
     "May 7, 1997" is substituted for "dated concurrently" in
     Section 13(b) of the Lease. All other terms, covenants and conditions set forth in the Lease remain unchanged.

LESSOR:                                       LESSEE:

Leasing Technologies International, Inc.      HelpMate Robotics Inc.

BY:/s/F. Jared Sprole                         BY:/s/Marc D. Greenberg
   ------------------------------------         -----------------------------

NAME: F. Jared Sprole                         NAME:  Marc D. Greenberg
     ----------------------------------           ---------------------------

TITLE: President                              TITLE: Assistant Treasurer
     ----------------------------------           ----------------------------

DATE: 5-5-97                                  DATE: 5-5-97
    -----------------------------------           ----------------------------











This is Counterpart No. 3  of 3  executed Counterparts of this
                       ---   ---
Equipment Schedule. Counterpart No. 1 of this Equipment Schedule shall constitute the only original executed counterpart of this Equipment Schedule. For purposes of perfection of a security interest in chattel paper by possession under the Connecticut Uniform Commercial Code, (a) such Counterpart shall be deemed the only original counterpart of this Equipment Schedule, and transfer or possession of such Counterpart shall effect such perfection, (b) transfer or possession of no other purported Counterpart of this Equipment Schedule shall effect such perfection and (c) transfer or possession of an original counterpart of the Master Lease Agreement shall not be necessary to effect such perfection.

                        EQUIPMENT SCHEDULE NO. 10
                                    TO
              MASTER LEASE AGREEMENT DATED January 23, 1997
                                EXHIBIT A

                      STATEMENT OF CASUALTY VALUES


   Monthly          Stipulated         Monthly             Stipulated Loss
  Pmt. Made           Value*          Pmts. Made                Value*
 ----------         ----------       -----------           ---------------
     1               120.00               17                    88.00
     2               118.00               18                    86.00
     3               116.00               19                    84.00
     4               114.00               20                    82.00
     5               112.00               21                    80.00
     6               110.00               22                    78.00
     7               108.00               23                    76.00
     8               106.00               24                    74.00
     9               104.00               25                    72.00
    10               102.00               26                    70.00
    11               100.00               27                    68.00
    12                98.00               28                    66.00
    13                96.00               29                    64.00
    14                94.00               30                    62.00
    15                92.00               31                    60.00
    16                90.00               32                    58.00






* Expressed as a percentage of Lessor's original purchase price for the equipment.


LESSOR:                                         LESSEE:

Leasing Technologies International, Inc.        HelpMate Robotics Inc.

BY:/s/F. Jared Sprole                           BY:/s/Marc D. Greenberg
  -------------------------------------           ----------------------------

NAME: F. Jared Sprole                           NAME:
    -----------------------------------           ----------------------------

TITLE: President                                TITLE:
     ----------------------------------           ----------------------------

DATE: 5-5-97                                    DATE: 5-5-97
    -----------------------------------             --------------------------